Supplement dated September 14, 2017
to the Statement of Additional Information (SAI) of the following fund:
Fund	SAI Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	9/1/2017
Effective on September 13, 2017 (the Effective Date), Manulife Asset Management (US) LLC (Manulife) will manage a portion of the portfolio for the above mentioned Fund.
Additionally, on the Effective Date, the changes described in this supplement are hereby made to the SAI.
The following is added under the Glossary in the "SAI Primer" section of the SAI:
Manulife	Manulife Asset Management (US) LLC
The following is added to the "Subadvisers and Subadvisory Agreement Fee Schedules" table under the subsection, "The Investment Manager and Subadvisers – Subadvisory Agreements" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund:
Fund	Subadviser	Parent Company/Other Information	Fee Schedule
For Funds with fiscal period ending August 31
MM Alternative Strategies Fund	Manulife (effective September 13, 2017)	N	0.35% on the first $20 million declining to 0.25% as assets increase
N – Manulife is located at 197 Clarendon Street, Boston, MA 02116.
The following is added under the subsection, "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31
MM Alternative Strategies Fund	Manulife: Daniel Janis III(k)	5 RICS 36 PIVs 14 other accounts	$12.87 billion $15.44 billion $9.84 billion	2 other accounts ($6.76 B)	None	Manulife	Manulife
	Christopher Chapman(k)	4 RICs 34 PIVs 14 other accounts	$12.76 billion $16.14 billion $9.85 billion	2 other accounts ($6.76 B)	None
	Thomas Goggins(k)	4 RICs 34 PIVs 14 other accounts	$12.76 billion $16.14 billion $9.85 billion	2 other accounts ($6.76 B)	None
	Kisoo Park(k)	4 RICs 35 PIVs 14 other accounts	$12.76 billion $16.15 billion $9.84 billion	2 other accounts ($6.76 B)	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(k)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of July 31, 2017.
The following is added under the subsection, "The Investment Manager and Subadvisers - Potential Conflicts of Interest" in the "Investment Management and Other Services" section of the SAI:
Manulife: When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise
SUP910_00_014_(09/17)

out of a portfolio manager‘s responsibility for the management of the Fund as well as one or more other accounts. The Subadvisor has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadvisor has structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See ―Compensation of Portfolio Managers below.
A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched”, which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.
A portfolio manager could favor an account if the portfolio manager‘s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager‘s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager‘s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager‘s compensation. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.
A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.
If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
The following is added under the subsection, "The Investment Manager and Subadvisers - Structure of Compensation" in the "Investment Management and Other Services" section of the SAI:
Manulife: Manulife Asset Management has designed its compensation plan to effectively attract, retain and reward top investment talent. The incentive plan is designed to align and reward investment teams that deliver consistent value added performance for the company’s client and partners through world-class investment strategies and solutions.
Investment professionals are compensated with a combination of base salary and incentives as detailed below.
Base salaries
Base salaries are market-based and salary ranges are periodically reviewed. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical skills.
SUP910_00_014_(09/17)

Incentives — Short- and Long-Term
All investment professionals (including portfolio managers, analysts and traders) are eligible for participation in a short and long term investment incentive plan. These incentives are tied to performance against various objective and subjective measures, including:
Investment Performance — Performance of portfolios managed by the investment team. This is the most heavily weighted factor and it is measured relative to an appropriate benchmark or universe over established time periods.
Financial Performance — Performance of Manulife Asset Management and its parent corporation.
Non-Investment Performance — Derived from the contributions an investment professional brings to Manulife Asset Management.
Awards under this plan include:
Annual Cash Awards
Deferred Incentives — One hundred percent of this portion of the award is invested in strategies managed by the team/individual as well as other Manulife Asset Management strategies.
Manulife equity awards — Investment professionals that are considered officers of Manulife receive a portion of their award in Manulife Restricted Share Units (RSUs) or stock options. This plan is based on the value of the underlying common shares of Manulife.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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